SELIGMAN
--------------------------------------------------------------------------------
                                                                  COMMUNICATIONS
                                                           AND INFORMATION FUND,
                                                                            INC.
[GRAPHICS  LOGO]
                                 MID-YEAR REPORT
                                  JUNE 30, 1998

                              SEEKING CAPITAL GAIN
                                 BY INVESTING IN
                               COMPANIES OPERATING
                                IN ALL ASPECTS OF
                                 COMMUNICATIONS,
                                INFORMATION, AND
                               RELATED INDUSTRIES

                                    [logo]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[photo]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders ...................................    1
Interview With Your Portfolio Manager .................    2
Performance Overview ..................................    5
Portfolio Overview ....................................    7
Portfolio of Investments ..............................    9
Statement of Assets and Liabilities ...................   11
Statement of Operations ...............................   12
Statements of Changes in Net Assets ...................   13
Notes to Financial Statements .........................   14
Financial Highlights ..................................   17
Report of Independent Auditors AND Additional
  Information .........................................   19
Board of Directors AND Executive Officers .............   20
Glossary of Financial Terms ...........................   21

TO THE SHAREHOLDERS

For the first six months of 1998, Seligman Communications and Information Fund posted a total return of 10.62% based on the net asset value of Class A shares. The Fund's performance lagged the 20.98% total return of its peers, as measured by the Lipper Science & Technology Funds Average. It also lagged the 17.71% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

Seligman Communications and Information Fund's underperformance in the first half of the year was due mainly to its heavy weighting in small-capitalization stocks. The growing impact of the Asian financial crisis led investors to favor large-capitalization stocks, leaving small-cap stocks on the sidelines. The Fund's performance was also compromised by its holdings in companies that manufacture semiconductors, electronics capital equipment, and contract manufacturing. These companies experienced significant stock price declines due to unfavorable business conditions arising from the Asian financial crisis. However, many technology companies in your Fund's portfolio have little exposure to Asia, so we are optimistic regarding the Fund's long-term appreciation potential and anticipate more positive returns in the second half of the year.

In the first half of 1998, the US economy continued to grow, bringing the economic expansion into its eighth year. Domestic companies benefited from low inflation, steady wage increases, strong consumer spending, a tight labor market, and healthy consumer confidence. Toward the end of the period, however, some economic indicators suggested the start of a deceleration in the pace of economic growth. This expectation, combined with the effects of the Asian financial crisis, heightened investor demand for "safe haven" equities. Both domestic and overseas investors flocked into well-known, liquid, large-capitalization growth stocks, which have a history of providing stable earnings and dividend growth.

While the Asian financial crisis fueled the "flight to quality" into large-capitalization growth stocks, it negatively impacted corporate profits in some sectors of the technology industry. The crisis depressed demand for consumer products, infrastructure equipment, and high-tech components throughout Asia. US-based technology companies had fewer export opportunities, and therefore lower-than-anticipated earnings. Finally, negative investor sentiment pressured stock prices of those technology companies with significant manufacturing infrastructure in Asia, even in areas of stable demand and sound economic fundamentals.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Communications and Information Fund. We look forward to serving your investment needs in the years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C.  Morris
Chairman
                                /s/ Brian T. Zino
                                ------------------
                                Brian T.  Zino
                                President

July 31, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q. HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM IN THE FIRST HALF OF 1998?

A. For the first six months of 1998, Seligman Communications and Information Fund posted a total return of 10.62% based on the net asset value of Class A shares. This return lagged the 20.98% total return of the Fund's peers, as measured by the Lipper Science & Technology Funds Average, and the 17.71% total return of the S&P 500.

Q.  WHAT FACTORS INFLUENCED THE FUND'S INVESTMENT RESULTS?

A. The strong economy of the first six months provided a solid environment for many US companies to reinvest earnings, improve credit, and strengthen their core businesses to position themselves for even stronger future growth. However, the Asian financial crisis began to impact corporate profits in many sectors of the technology industry. The crisis depressed demand throughout Asia for high-tech equipment, as well as many other consumer products. US companies that sell into these markets suffered from lower-than-anticipated earnings, and many overseas companies flooded the US with inexpensive imports.

Additionally, economic indicators began to suggest the start of a deceleration in the pace of economic growth. The expectation of slower growth, combined with fears about the effects of the Asian financial crisis, heightened investor demand for well-known, liquid, large-capitalization growth stocks, which have a history of providing stable earnings and dividends. The market effectively became two-tiered, as the 30 largest companies in the S&P 500 accounted for more than half of its gain. Overall, year-to-date stock performance has been highly variable and dependent on specific industries and market capitalizations.

The portfolio holds many large-capitalization stocks and maintains significant software and telecommunications industry investments, which did very well. On the other hand, the portfolio's overall performance was compromised by its exposure to small-cap stocks, and by its investments in semiconductors, electronics capital equipment, and contract manufacturing, which experienced significant stock price declines due to falling demand and unfavorable business conditions.


SELIGMAN TECHNOLOGY TEAM

Shanean Austin (Administrative Assistant), Storm Boswick, Paul Krieger, Patrick Renda, Lawrence Rosso, Paul H. Wick (Portfolio Manager), Kei Yamamoto


A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the managements of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy and sell policies are followed.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q. HOW DID THE ASIAN FINANCIAL CRISIS IMPACT CERTAIN TECHNOLOGY SECTORS IN THE FIRST HALF OF 1998?

A. The financial crisis in Asia and the continuing recession in Japan clearly reduced the unit growth rate of the personal computer (PC) market, and negatively impacted corporate profits of companies in other technology sectors. This caused some of the companies held by the Fund to suffer from lower-than-anticipated corporate earnings. Depressed Asian markets and subsequent reduced sales have been cited frequently in disappointing results reported by US-based companies in the semiconductor, electronics capital equipment, mechanical design software, and wireless equipment industries. Consequent negative investor sentiment also pressured the stock prices of those companies with significant manufacturing infrastructure in Asia, even in areas where demand was stable and the economic fundamentals were sound.

Q.  WHAT IS THE STATE OF THE PC MARKET?

A. PC unit sales growth was disappointing, as sales grew by only 10% in the first six months of 1998, compared to 14% in the same period of 1997, and 18% in the first six months of 1996. Unit growth has decelerated despite the fact that the average price of PC desktops has fallen from $2,700 in 1995 to $1,600 - $1,700 today. Price declines have been driven by rapidly falling component prices, particularly in memory, disk drives, and monitors. These trends have clearly pressured the earnings of component suppliers, PC contract manufacturers, and the PC manufacturers themselves.

Q. HOW DID THE STATE OF THE SEMICONDUCTOR MARKET AFFECT THE FUND'S PERFORMANCE IN THE FIRST HALF?

A. The semiconductor industry today is suffering through its worst recession ever. Prices for DRAM (dynamic random access memory) chips have fallen by 98% in price per bit terms in the last two and one-half years, and overall DRAM industry revenues are expected to drop for an unprecedented third year in a row. In fact, analysts calculate that the DRAM industry will lose an estimated $9 billion on total sales of $14 billion for the year.

    While the rest of the semiconductor industry has fared far better than the memory segment, the Asian financial crisis and slowing PC unit sales have taken a toll. In general, demand for commodity parts like capacitors has fallen the most, while demand for more proprietary products like programmable logic, high performance analog, and microprocessors has been less adversely affected.

    However, the electronics capital equipment industry has endured the worst recession of any segment of the portfolio. Over the span of the last nine months leading up to June 30, order rates fell 50% throughout the industry. Although Seligman Communications and Information Fund reduced its semiconductor and related equipment exposure late in 1997, and further in the first half of this year, the Fund was still negatively impacted by the semiconductor recession. Currently, the Fund has roughly 7% invested in semiconductors and 10% in electronics capital equipment. We maintained these holdings because we believe the stocks represent good value, and possess strong opportunities for appreciation, despite current adverse business conditions.

Q.  WHAT AREAS OF THE FUND PERFORMED STRONGLY IN THE FIRST HALF OF THE YEAR?

A. In general, the same areas that powered the portfolio's performance in late 1997 also led the way in the first six months of 1998. Notable areas of performance included enterprise software, entertainment software, cable television, radio

INTERVIEW WITH YOUR PORTFOLIO MANAGER, PAUL H. WICK

    broadcasting, and data storage systems. The radio broadcasting industry continued to benefit from ongoing consolidation and a strong advertising market, which itself was boosted by low inflation and healthy consumer spending.

    Additionally, the Fund's data storage systems holdings continued to benefit from high demand, stable prices, and gains in market share.

Q.  WHAT IS THE FUND'S STANCE REGARDING INTERNET STOCKS?

A. We maintained strong indirect exposure to companies driving the growth of the Internet for the last few years. The portfolio holds shares of numerous networking equipment and semiconductor manufacturers whose products comprise the physical infrastructure of the Internet.

    For example, the Fund has a significant position in MCI Communications. In November 1997, MCI and WorldCom announced a merger agreement to form a company that will provide facilities-based and fully integrated local, long distance, data, Internet, and global communications services. The combined entity will be among the first to explore the synergy of technology platforms and telephony and data applications.

    Nevertheless, the Fund has generally avoided direct investment in Internet-related stocks, due to the speculative nature of the industry, an overall lack of profitability at many companies, and the exorbitant valuations of most stocks. The only exception has been America Online, which the Fund held because of the company's growing franchise and strong cash flow.

Q.  WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 1998?

A. Despite the ongoing impact of the Asian financial crisis, we anticipate a favorable environment for technology stocks in the second half of the year. Several factors underpin our optimism:

o Microsoft began shipping Windows 98, its new operating system, on June 25th. Many consumers had delayed new PC purchases in May and June to avoid having to upgrade their systems later.

o Compaq, IBM, and 3Com appear to have succeeded in paring their excess inventories of PCs and modems, which should clear the way for these vendors to resume normal component orders.

o Technology industry revenues tend to be seasonally strongest in the second half of the year, reflecting back-to-school and holiday consumer purchases, as well as year-end "use-it-or-lose-it" corporate budgets.

o Out-of-favor stocks in industries such as disk drives, semiconductors, and electronics capital equipment have stopped falling in price, even on bad news. This caused many to surmise that these stocks have reached a valuation bottom, and that when the business environment improves, stock prices will rise.

o Many technology companies have recently announced share repurchases, which may boost the value of many of the portfolio's holdings.

o Finally, the merger of America's largest long distance telephone service firm, AT&T, with Tele-Communications (TCI), the nation's leading cable TV provider, could accelerate the availability of high bandwidth Internet access via cable modems. This could boost investor interest in Internet-related companies, and increase demand for peripheral services.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1998

                                                                                      AVERAGE ANNUAL
                                                  ---------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                                5.37%        13.47%        27.22%        22.79%          n/a           n/a
Without Sales Charge                            10.62         19.13         28.46         23.39           n/a           n/a

CLASS B**
With CDSL+                                       5.16         13.41           n/a           n/a         18.57%          n/a
Without CDSL                                    10.16         18.11           n/a           n/a         19.68           n/a

Class D**
With 1% CDSL                                     9.22         17.19           n/a           n/a           n/a           n/a
Without CDSL                                    10.22         18.13         27.32           n/a           n/a         29.76%

Lipper Science & Technology
Funds Average***                                20.98         22.70         22.36         19.69         15.24++       24.00+++

S&P 500***                                      17.71         30.16         23.08         18.56         31.34++       22.95+++




NET ASSET VALUE

                   JUNE 30, 1998         DECEMBER 31, 1997         JUNE 30, 1997
                  ---------------      ---------------------      --------------
CLASS A               $25.72                  $23.25                  $26.84
CLASS B                24.17                   21.94                   25.73
CLASS D                24.15                   21.91                   25.71

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

REALIZED               $1.036
UNREALIZED              2.452o

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------------------------------------------------------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

   + The CDSL is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1996.

 +++ From April 30, 1993.

   o Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW

                                                        GROWTH OF AN
                                                     ASSUMED $10,000
                                                       INVESTMENT IN
                                                      CLASS A SHARES
                                                   JUNE 30, 1988, TO
                                                       JUNE 30, 1998


                                                        GROWTH OF AN
                                                     ASSUMED $10,000
                                                       INVESTMENT IN
                                                      CLASS B SHARES
                                                 APRIL 22, 1996,  TO
                                                       JUNE 30, 1998


                                                        GROWTH OF AN
                                                     ASSUMED $10,000
                                                       INVESTMENT IN
                                                      CLASS D SHARES
                                                    MAY 3, 1993,  TO
                                                       JUNE 30, 1998

SELIGMAN COMM & INFO FUND, INC. - CLASS A
6/30/88  9,525 Initial Amount Invested
9/30/88  8,939
12/31/88 9,285
3/31/89  10,050
6/30/89  11,000
9/30/89  12,355
12/31/89 12,081
3/31/90  12,738
6/30/90  13,778
9/30/90  9,488
12/31/90 10,744
3/31/91  14,523
6/30/91  12,827
9/30/91  14,716
12/31/91 16,642
3/31/92  17,189
6/30/92  15,448
9/30/92  15,506
12/31/92 19,524
3/31/93  19,793
6/30/93  22,270
9/30/93  25,714
12/31/93 26,381
3/31/94  27,540
6/30/94  25,418
9/30/94  32,981
12/31/94 35,694
3/31/95  40,713
6/30/95  52,832
9/30/95  59,804
12/31/95 51,179
3/31/96  48,433
6/30/96  48,503
9/30/96  51,482
12/31/96 57,288
3/31/97  55,802
6/30/97  65,403
9/30/97  81,656
12/31/97 70,434
3/31/98  79,583
6/30/98  77,917 Total Value

SELIGMAN COMM & INFO FUND, INC. - CLASS B
4/22/96  10,000 Initial Amount Invested
5/31/96  10,558
6/30/96  9,372
7/31/96  8,554
8/31/96  9,228
9/30/96  9,930
10/31/96 9,833
11/30/96 11,283
12/31/96 11,029
1/31/97  12,317
2/28/97  11,483
3/31/97  10,722
4/30/97  11,039
5/31/97  12,458
6/30/97  12,546
7/31/97  14,384
8/31/97  15,111
9/30/97  15,632
10/31/97 14,038
11/30/97 14,039
12/31/97 13,451
1/31/98  13,488
2/28/98  15,431
3/31/98  15,168
4/30/98  15,768
5/31/98  14,358
6/30/98  14,818 Total Value

SELIGMAN COMM & INFO FUND, INC. - CLASS D
5/3/93   10,000 Initial Amount Invested
6/30/93  11,471
9/30/93  13,186
12/31/93 13,489
3/31/94  14,036
6/30/94  12,922
9/30/94  16,740
12/31/94 18,067
3/31/95  20,571
6/30/95  26,641
9/30/95  30,108
12/31/95 25,722
3/31/96  24,288
6/30/96  24,288
9/30/96  25,722
12/31/96 28,570
3/31/97  27,774
6/30/97  32,487
9/30/97  40,486
12/31/97 34,817
3/31/98  39,266
6/30/98  38,376 Total Value

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

--------------------------------------------------------------------------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSL.

 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

JUNE 30, 1998

                                                                                                            PERCENT OF NET ASSETS
                                                                                                          ------------------------
                                                                                                          JUNE 30,      DEC. 31,
                                                           ISSUES         COST               VALUE          1998          1997
                                                           -------  ----------------  ------------------  ---------   ------------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure ........................       9     $ 222,904,310       $ 288,424,993       5.4           6.8
  Computer Hardware/Peripherals ........................      15       808,194,842         989,878,750      18.7          19.1
  Computer Software ....................................      27     1,066,547,518       1,240,983,525      23.4          16.1
  Contract Manufacturing/Circuit Boards ................       5       202,805,304         165,825,125       3.1           4.0
  Electronics Capital Equipment ........................      12       733,749,016         536,365,909      10.1          15.8
  Information Services .................................       7       265,480,212         324,073,437       6.1           7.6
  Media ................................................      16       640,432,685         926,457,900      17.4          11.4
  Semiconductors .......................................       9       437,465,995         388,322,141       7.3          13.3
  Telecommunications ...................................      10       332,149,190         367,663,328       6.9           1.0
  Other ................................................       1         4,000,000           4,000,000       0.1            --
                                                           -----     -------------       -------------   -------       -------
                                                             111     4,713,729,072       5,231,995,108      98.5          95.1
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ........................       1        80,712,293          80,712,293       1.5           4.9
                                                           -----     -------------       -------------   -------       -------
NET ASSETS .............................................     112    $4,794,441,365      $5,312,707,401     100.0         100.0
                                                           =====    ==============      ==============   =======       =======


Largest Industries
JUNE 30, 1998


COMPUTER SOFTWARE                   23.4%

COMPUTER HARDWARE/PERIPHERALS       18.6%

MEDIA                               17.4%

ELECTRONICS CAPITAL EQUIPMENT       10.1%

SEMI-CONDUCTORS                      7.3%

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES

$ DURING PAST SIX MONTHS

                                          SHARES
                                 ------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      6/30/98
---------                        -----------  -----------
Amkor Technologies ...........    4,900,000     4,900,000
Ascend Communications ........    1,200,000     1,200,000
Autodesk .....................    1,900,000     1,900,000
Creative Technology ..........    2,750,000     7,000,000
International Business
  Machines ...................      450,000       450,000
SCI Systems ..................    1,600,000     1,600,000
Sinclair Broadcast Group
  (Class A) ..................    1,200,000     2,400,000(1)
SMART Modular Technologies ...    2,200,000     2,200,000
Xerox ........................      600,000       600,000
Ziff-Davis ...................    3,000,000     3,000,000

                                          SHARES
                                 ------------------------
                                                HOLDINGS
REDUCTIONS                         DECREASE      6/30/98
---------                        -----------  -----------
Adaptec ......................    1,850,000            --
Applied Materials ............    2,000,000            --
ASM Lithography ..............      600,000            --
Computer Sciences ............      500,000            --
Gateway 2000 .................    1,050,000            --
Mastech ......................    1,150,000            --
Parametric Technology ........    2,300,000     2,000,000(2)
Read-Rite ....................    3,800,000            --
Storage Technology ...........      900,000     3,000,000(3)
VLSI Technology ..............    2,550,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

------------
(1) Includes 1,200,000 shares received as a result of a 2-for-1 stock split.
(2) Includes 1,700,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 1,500,000 shares received as a result of a 2-for-1 stock split.

LARGEST PORTFOLIO HOLDINGS

JUNE 30, 1998

SECURITY                                    VALUE
--------                               --------------
EMC .................................    $313,687,500
CBS .................................     190,500,000
Network Associates ..................     181,806,250
Chancellor Media ....................     162,375,938
Electronic Arts .....................     132,453,125
Storage Technology ..................     130,125,000
Synopsys ............................     125,898,437
Clear Channel Communications ........     120,037,500
Lexmark International Group
  (Class A) .........................     103,700,000
Electronics for Imaging .............     101,100,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

                                      SHARES        VALUE
                                    ---------     ----------
COMMON STOCKS  97.8%
COMMUNICATIONS
INFRASTRUCTURE  5.3%
Aspect Telecommunications*          1,447,300     $ 39,710,294
Cisco Systems*                        900,000       82,884,375
DSP Communications*                   500,000        6,875,000
ECI Telecommunications
   (Israel)                         2,350,000       89,006,250
Excel Switching*                      890,000       22,194,375
General Communications*             1,781,000       10,686,000
Oak Industries*o                      850,000       30,068,750
                                                  ------------
                                                   281,425,044
                                                  ------------
COMPUTER HARDWARE/
PERIPHERALS  18.6%
American Power Conversion*          1,700,000       50,787,500
Apex PC Solutionso                    770,000       21,463,750
Creative Technology*o
   (Singapore)                      7,000,000       86,843,750
Electronics for Imaging*o           4,800,000      101,100,000
EMC*                                7,000,000      313,687,500
Encad*o                               899,700       12,230,297
In Focus Systems*o                    796,700        5,651,591
Lexmark International Group
   (Class A)*                       1,700,000      103,700,000
SMART Modular Technologies*         2,200,000       32,381,250
Splash Technology Holdings*           902,400       15,481,800
STB Systems*                        1,075,000       13,370,312
Storage Technology*                 3,000,000      130,125,000
Unisys*                             1,348,000       38,081,000
Xerox                                 600,000       60,975,000
                                                  ------------
                                                   985,878,750
                                                  ------------
COMPUTER SOFTWARE  23.1%
3Dfx Interactive*                   1,100,000       18,803,125
3DO*0                               2,200,000        7,046,875
Activision*o                          800,000        8,275,000
America Online*                       200,000       21,025,000
ANSYS*o                             1,076,900       10,499,775
Autodesk                            1,900,000       73,209,375
Broderbund Software*                  500,000       11,406,250
Cadence Design System*              2,000,000       62,500,000
Citrix Systems*                     1,100,000       75,246,875
Computer Associates
   International                    1,000,000       55,562,500
Compuware*                          1,900,000       97,078,125
Electronic Arts*                    2,450,000      132,453,125
Inktomi*#                             314,000       12,461,875
Integrated Device Technology*       2,000,000       14,281,250
Intuit*                               300,000       18,384,375


                                      SHARES        VALUE
                                    ---------     ----------
COMPUTER SOFTWARE (CONTINUED)
The Learning Company*               2,000,000     $ 59,250,000
Microsoft*                            200,000       21,681,250
Network Associates*                 3,800,000      181,806,250
Parametric Technology*              2,000,000       54,187,500
Platinum Technology*                1,800,000       51,468,750
Structural Dynamics Research*o      3,250,000       74,851,563
SYNOPSYS*                           2,750,000      125,898,437
Tecnomatix Technologies*o
   (Israel)                           500,000       10,015,625
VERITAS Software*                     700,000       28,940,625
                                                 -------------
                                                 1,226,333,525
                                                 -------------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS  3.1%
ADFlex Solutions*o                    414,000        3,700,125
Hadco*o                             1,100,000       25,643,750
Jabil Circuit*                      1,000,000       33,062,500
Sanmina*                            1,000,000       43,218,750
SCI Systems*                        1,600,000       60,200,000
                                                 -------------
                                                   165,825,125
                                                 -------------
ELECTRONICS CAPITAL
EQUIPMENT  10.1%
Asyst Technologies*o                1,000,000       12,562,500
Cognex*o                            2,600,000       48,506,250
Credence Systems*o                  2,180,000       41,488,125
Electro Scientific Industries*o     1,110,000       35,138,437
Etec Systems*o                      1,900,000       66,915,625
International Business Machines       450,000       51,665,625
KLA-Tencor*                         1,500,000       41,578,125
Kulicke & Soffa Industries*o        1,500,000       25,406,250
Novellus Systems*o                  2,213,700       79,070,597
Orbotech* (Israel)                  1,300,000       47,165,625
Photronics*                           300,000        6,618,750
Teradyne*                           3,000,000       80,250,000
                                                 -------------
                                                   536,365,909
                                                 -------------
INFORMATION SERVICES  6.1%
BISYS Group*                        1,000,000       41,031,250
First Data                          2,500,000       83,281,250
Galileo International                 800,000       36,050,000
Gartner Group (Class A)*            2,750,000       96,164,063
Information Resources*o             1,500,000       27,796,875
Whittman-Hart*                        800,000       38,750,000
                                                 -------------
                                                   323,073,438
                                                 -------------
MEDIA  17.2%
Belo (A.H.) (Class A)               2,000,000       48,750,000
Cablevision Systems (Class A)*        332,400       27,755,400

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

                                      SHARES        VALUE
                                    ---------     ----------
MEDIA (CONTINUED)
CBS                                 6,000,000    $ 190,500,000
Chancellor Media*                   3,270,000      162,375,938
CKS Group*o                           800,000       14,350,000
Clear Channel Communications*       1,100,000      120,037,500
Cox Radio (Class A)*                  650,000       28,112,500
Cumulus Media (Class A)*              450,000        6,595,312
Lamar Advertising (Class A)*          900,000       32,118,750
MediaOne Group*                       500,000       21,968,750
Outdoor Systems*                    1,500,000       42,000,000
Sinclair Broadcast Group
   (Class A)*                       2,400,000       68,850,000
Time Warner                         1,000,000       85,437,500
USA Networks*                       1,000,000       25,156,250
Ziff-Davis*                         3,000,000       41,625,000
                                                 -------------
                                                   915,632,900
                                                 -------------
SEMICONDUCTORS  7.3%
Amkor Technologies*                 4,900,000       45,784,375
Dallas Semiconductoro               1,750,000       54,250,000
Lattice Semiconductor*o             2,000,000       56,812,500
Maxim Integrated Products*          2,750,000       87,226,563
Microchip Technology*o              2,950,000       77,253,125
MMC Networks*                         471,500       15,014,328
PMC-Sierra* (Canada)                  200,000        9,362,500
SIPEX*                                400,000        8,587,500
Xilinx*                             1,000,000       34,031,250
                                                 -------------
                                                   388,322,141
                                                 -------------
TELECOMMUNICATIONS  6.9%
AirTouch Communications*              600,000       35,062,500
Ascend Communications*              1,200,000       59,437,500
Cincinnati Bell                       500,000       14,312,500
Level One Communications*o          1,700,000       40,003,125
MCI Communications                  1,500,000       87,140,625
Nextel Communications
   (Class A)*                       1,000,000       24,843,750
Qwest Communications
   International*                     141,100        4,916,453
Tekelec*                              300,000       13,462,500
Tele-Communications
   (Series A) TCI Group*            1,000,000       38,406,250
Tele-Communications (Series A)
   TCI Ventures Group*              2,500,000       50,078,125
                                                 -------------
                                                   367,663,328
                                                 -------------
OTHER  0.1%                                          4,000,000
                                                 -------------
TOTAL COMMON STOCKS
(Cost $4,675,725,974)                            5,194,520,160
                                                 -------------


                                   SHARES OR
                                   PRIN. AMT.         VALUE
                                 -------------     -----------
CONVERTIBLE BONDS  0.5%
COMPUTER HARDWARE/
PERIPHERALS  0.1%
Candescent Technologies,
   7%, due 5/1/2003               $ 4,000,000      $ 4,000,000
                                                 -------------
COMPUTER SOFTWARE  0.2%
Activision,
   6 3/4%, due 1/1/2005+           10,000,000        8,650,000
                                                 -------------
MEDIA 0.2%
Clear Channel Communi-
   cations,
   2 5/8%, due 4/1/2003            10,000,000       10,825,000
                                                 -------------
TOTAL CONVERTIBLE
BONDS (Cost $24,003,150)                            23,475,000
                                                 -------------
CONVERTIBLE
PREFERRED STOCKS  0.2%

COMMUNICATIONS
INFRASTRUCTURE  0.1%
Diamond Lane
   Communications*#                   202,020 shs.   1,999,998
UniSite (Class C)*#                    10,796        4,999,951
                                                --------------
                                                     6,999,949
                                                --------------
COMPUTER SOFTWARE  0.1%
Ambit Design Systems*#                500,000        2,000,000
CrossRoads Software*#                 800,000        4,000,000
                                                --------------
                                                     6,000,000
                                                --------------
INFORMATION SERVICES
FreeGate (Series D)*#                 333,333          999,999
                                                --------------
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $13,999,948)                                  13,999,948
                                                --------------
SHORT-TERM HOLDINGS  2.1%
(Cost $109,700,000)                                109,700,000
                                                --------------
TOTAL INVESTMENTS  100.6%
(Cost $4,823,429,072)                            5,341,695,108
OTHER ASSETS
   LESS LIABILITIES  (0.6)%                        (28,987,707)
                                                --------------
NET ASSETS   100.0%                             $5,312,707,401
                                                ==============

--------------
* Non-income producing security.
+ Rule 144A security.
# Restricted securities.

o Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $4,713,729,072) ....................         $5,231,995,108
  Short-term holdings (cost $109,700,000) .................................            109,700,000             $5,341,695,108
                                                                                    --------------
Cash ....................................................................................................           1,822,084
Receivable for securities sold ..........................................................................          58,962,536
Receivable for Capital Stock sold .......................................................................          21,826,730
Expenses prepaid to shareholder service agent ...........................................................           1,399,514
Receivable for interest and dividends ...................................................................             849,060
Other ...................................................................................................             363,121
                                                                                                               --------------
TOTAL ASSETS ............................................................................................       5,426,918,153
                                                                                                               --------------
LIABILITIES:
Payable for securities purchased ........................................................................          53,682,894
Payable for Capital Stock repurchased ...................................................................          51,858,785
Accrued expenses, taxes, and other ......................................................................           8,669,073
                                                                                                               --------------
TOTAL LIABILITIES .......................................................................................         114,210,752
                                                                                                               --------------
NET ASSETS ..............................................................................................      $5,312,707,401
                                                                                                               ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  211,335,527 shares outstanding):
  Class A ...............................................................................................      $   13,308,668
  Class B ...............................................................................................           3,304,171
  Class D ...............................................................................................           4,520,714
Additional paid-in capital ..............................................................................       4,577,781,455
Accumulated net investment loss .........................................................................         (33,255,721)
Undistributed net realized gain .........................................................................         228,782,078
Net unrealized appreciation of investments ..............................................................         518,266,036
                                                                                                               --------------
NET ASSETS ..............................................................................................      $5,312,707,401
                                                                                                               ==============
NET ASSET VALUE PER SHARE:

CLASS A ($3,422,494,972 / 133,086,677 shares) ...........................................................              $25.72
                                                                                                                       ======
CLASS B ($798,669,303 / 33,041,710 shares) ..............................................................              $24.17
                                                                                                                       ======
CLASS D ($1,091,543,126 / 45,207,140 shares) ............................................................              $24.15
                                                                                                                       ======


------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5%
or more of the outstanding voting securities) with a cost of $1,364,715,262 and a value of $976,944,260.


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
Interest ....................................................................          $ 6,862,823
Dividends (net of foreign taxes withheld of $39,363) ........................            2,793,846
                                                                                       -----------
TOTAL INVESTMENT INCOME ..........................................................................                $ 9,656,669

EXPENSES:
Management fee ..............................................................           22,369,920
Distribution and service fees ...............................................           12,839,186
Shareholder account services ................................................            5,971,822
Shareholder reports and communications ......................................              623,886
Custody and related services ................................................              471,120
Registration ................................................................              363,522
Auditing and legal fees .....................................................               55,178
Directors' fees and expenses ................................................               41,141
Miscellaneous ...............................................................               62,381
                                                                                       -----------
TOTAL EXPENSES ...................................................................................                 42,798,156
                                                                                                                 ------------
NET INVESTMENT LOSS ..............................................................................                (33,141,487)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments* ...........................................          219,022,132
Net change in unrealized appreciation of investments ........................          306,006,420
                                                                                       -----------
NET GAIN ON INVESTMENTS ..........................................................................                525,028,552
                                                                                                                 ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................................................               $491,887,065
                                                                                                                 ============
---------------
* Includes net realized loss from affiliated issuers of $115,356,213.

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       SIX MONTHS ENDED     YEAR ENDED
                                                                                         JUNE 30, 1998   DECEMBER 31, 1997
                                                                                       ----------------  -----------------
OPERATIONS:
Net investment loss ...............................................................      $ (33,141,487)     $ (57,242,089)
Net realized gain on investments ..................................................        219,022,132        909,728,876
Net change in unrealized appreciation of investments ..............................        306,006,420       (144,024,652)
                                                                                         -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................        491,887,065        708,462,135
                                                                                         -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ........................................................................                 --       (621,494,484)
   Class B ........................................................................                 --        (87,967,545)
   Class D ........................................................................                 --       (196,816,410)
                                                                                         -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .........................................                 --       (906,278,439)
                                                                                         -------------      -------------



                                                              SHARES
                                               -----------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 1998    DECEMBER 31, 1997
                                               ----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ................................       16,156,435          30,847,206           406,564,601        837,264,966
   Class B ................................       11,155,952          14,952,067           265,174,732        391,781,442
   Class D ................................        5,764,013           8,669,975           136,149,418        225,248,842
Exchanged from associated Funds:
   Class A ................................       47,526,035          29,422,861         1,204,223,667        787,728,489
   Class B ................................          865,947           1,194,212            20,402,882         29,695,869
   Class D ................................       19,461,698          12,022,132           463,673,629        310,543,695
Shares issued in payment of gain distributions:
   Class A ................................               --          23,313,230                    --        569,075,182
   Class B ................................               --           3,579,064                    --         82,568,805
   Class D ................................               --           7,940,049                    --        183,018,029
                                                ------------        ------------        --------------     --------------
TOTAL .....................................      100,930,080         131,940,796         2,496,188,929      3,416,925,319
                                                ------------        ------------        --------------     --------------
Cost of shares repurchased:
   Class A ................................      (16,702,872)        (23,014,559)         (421,008,843)      (611,914,607)
   Class B ................................       (1,232,070)         (1,035,991)          (29,531,807)       (27,730,271)
   Class D ................................       (3,912,364)         (6,201,793)          (93,426,941)      (158,791,776)
Exchanged into associated Funds:
   Class A ................................      (47,538,838)        (29,624,808)       (1,210,137,773)      (799,242,903)
   Class B ................................         (783,090)           (997,743)          (18,598,985)       (25,590,755)
   Class D ................................      (19,248,501)        (11,933,465)         (460,855,136)      (311,146,906)
                                                ------------        ------------        --------------     --------------
Total .....................................      (89,417,735)        (72,808,359)       (2,233,559,485)    (1,934,417,218)
                                                ------------        ------------        --------------     --------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS .....................       11,512,345          59,132,437           262,629,444      1,482,508,101
                                                ============        ============        ==============     ==============
INCREASE IN NET ASSETS ............................................................        754,516,509      1,284,691,797
NET ASSETS:
Beginning of period ...............................................................      4,558,190,892      3,273,499,095
                                                                                        --------------     --------------
END OF PERIOD (including accumulated net investment loss of
   $33,255,721 and $114,234, respectively) ........................................     $5,312,707,401     $4,558,190,892
                                                                                        ==============     ==============
------------
See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on exdividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $3,305,315,188 and $2,936,317,965, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,124,204,582 and $605,938,546, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1998, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the

NOTES TO FINANCIAL STATEMENTS

next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.88% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,078,138 from sales of Class A shares, after commissions of $8,761,951 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $4,174,840, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $3,386,109 and $5,278,237, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $201,217.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor, for the six months ended June 30, 1998, amounted to $397,161.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $303,670 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $518,881, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $5,971,822 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $110,418 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund terminated its $340 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 1998, is as follows:

                                                GROSS             GROSS                      REALIZED
                                BEGINNING     PURCHASES         SALES AND        ENDING        GAIN      DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS        SHARES       (LOSS)      INCOME        VALUE
----------                      ---------   -------------     -------------     --------    ----------  ----------    ---------
3DO                            2,200,000                                       2,200,000                              $ 7,046,875
Activision                     1,000,000                         200,000         800,000     $ (277,059)                8,275,000
ADFlex Solutions                 900,000                         486,000         414,000     (5,637,136)                3,700,125
ANSYS                          1,350,000                         273,100       1,076,900       (756,534)               10,499,775
Apex PC Solutions                     --        770,000                          770,000                               21,463,750
Asyst Technologies               630,000        370,000                        1,000,000                               12,562,500
CIDCO                          1,500,000                       1,500,000              --    (31,618,060)                       --
CKS Group                      1,025,000        100,000          325,000         800,000      2,994,226                14,350,000
Cognex                         2,350,000        250,000                        2,600,000                               48,506,250
Creative Technology            4,250,000      2,750,000                        7,000,000                               86,843,750
Credence Systems               2,180,000                                       2,180,000                               41,488,125
Dallas Semiconductor           1,119,400        630,600                        1,750,000                               54,250,000
Electro Scientific Industries  1,110,000                                       1,110,000     35,138,437

Electronics for Imaging        4,600,000        200,000                        4,800,000                              101,100,000
Encad                            750,000        450,000          300,300         899,700     (4,532,972)               12,230,297
Etec Systems                   1,800,000        600,000          500,000       1,900,000      5,247,169                66,915,625
Hadco                          1,125,000         75,000          100,000       1,100,000     (1,793,785)               25,643,750
In Focus Systems                 685,000      1,231,200        1,119,500         796,700      3,586,499                 5,651,591
Information Resources          1,000,000        500,000                        1,500,000                               27,796,875
Kulicke & Soffa Industries     2,300,000                         800,000       1,500,000    (10,828,821)               25,406,250
Lattice Semiconductor          2,100,000                         100,000       2,000,000      2,228,026                56,812,500
Level One Communications              --      1,700,000                        1,700,000                               40,003,125
Microchip Technology           2,950,000                                       2,950,000                               77,253,125
Novellus Systems               2,725,000        100,000          611,300       2,213,700      9,356,392                79,070,597
Oak Industries                 1,050,000                         200,000         850,000        544,141                30,068,750
Read-Rite                      3,800,000                       3,800,000              --    (42,909,092)                       --
Structural Dynamics Research   3,250,000                                       3,250,000                               74,851,563
Tecnomatix Technologies               --        500,000                          500,000                               10,015,625
Unitrode                       1,600,000                       1,600,000              --    (13,794,642)                       --
VLSI Technology                2,550,000        450,000        3,000,000              --    (27,164,565)                       --
                                                                                          -------------              ------------
TOTAL                                                                                     $(115,356,213)             $976,944,260
                                                                                          =============              ============


8. RESTRICTED SECURITIES -- At June 30, 1998, the Fund owned six private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 1998, are as follows:


INVESTMENTS                             ACQUISITION DATES            COST                   VALUE
-----------                             -----------------            ----                   -----
Convertible Preferred Stocks:
  Ambit Design Systems                        12/4/97             $ 2,000,000            $ 2,000,000
  CrossRoads Software                        12/23/97               4,000,000              4,000,000
  Diamond Lane Communications                  9/4/97               1,999,998              1,999,998
  FreeGate (Series D)                         6/30/98                 999,999                999,999
  UniSite (Class C)                          12/19/97               4,999,951              4,999,951
Common Stocks:
  Inktomi                                     2/13/98               2,001,750             12,461,875
                                                                  -----------            -----------
                                                                  $16,001,698            $26,461,823
                                                                  ===========            ===========


FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                      CLASS A
                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                       YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                         6/30/98?     1997?        1996?        1995?        1994?       1993
                                                      ------------   -------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............      $23.25       $23.51       $21.99       $16.64       $13.43      $12.30
                                                       -------      -------      -------      -------      -------     -------
Net investment loss ..............................       (0.13)       (0.33)       (0.26)       (0.33)       (0.19)      (0.14)
Net realized and unrealized investment gain ......        2.60         6.01         2.84         7.59         4.86        4.37
                                                       -------      -------      -------      -------      -------     -------
INCREASE FROM INVESTMENT OPERATIONS ..............        2.47         5.68         2.58         7.26         4.67        4.23
Distributions from net gain realized .............          --        (5.94)       (1.06)       (1.91)       (1.46)      (3.10)
                                                       -------      -------      -------      -------      -------     -------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......        2.47        (0.26)        1.52         5.35         3.21        1.13
                                                       -------      -------      -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD ...................      $25.72       $23.25       $23.51       $21.99       $16.64      $13.43
                                                       =======      =======      =======      =======      =======     =======
TOTAL RETURN BASED ON NET ASSET VALUE: ...........       10.62%       22.95%       11.94%       43.39%       35.30%      35.13%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.43%        1.53%        1.68%        1.61%        1.65%       1.63%
Net investment loss to average net assets ........       (1.05)%+     (1.21)%      (1.16)%      (1.31)%      (1.27)%     (1.39)%
Portfolio turnover ...............................       59.16%      164.57%      121.32%       65.77%      104.08%     137.10%
NET ASSETS, END OF PERIOD (000s omitted) .........   $3,422,495   $3,107,481   $2,414,672   $1,940,693     $307,542     $92,987

--------------
See footnotes on page 18.


FINANCIAL HIGHLIGHTS



                                                                    CLASS B
                                                      ------------------------------------
                                                      SIX MONTHS      YEAR        4/22/96*
                                                         ENDED        ENDED         TO
                                                        6/30/98o    12/31/97o    12/31/96o
                                                      ----------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $21.94       $22.62       $21.51
                                                      --------     --------     --------
Net investment loss ...............................      (0.21)       (0.50)       (0.28)
Net realized and unrealized investment gain .......       2.44         5.76         2.45
                                                      --------     --------     --------
INCREASE FROM INVESTMENT OPERATIONS ...............       2.23         5.26         2.17
Distributions from net gain realized ..............         --        (5.94)       (1.06)
                                                      --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ........       2.23        (0.68)        1.11
                                                      --------     --------     --------
NET ASSET VALUE, END OF PERIOD ....................     $24.17       $21.94       $22.62
                                                      ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE: ............      10.16%       21.96%       10.30%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       2.18%        2.28%        2.44%
Net investment loss to average net assets .........      (1.80)%+     (1.96)%      (1.96)%+
Portfolio turnover ................................      59.16%      164.57%      121.32%++
NET ASSETS, END OF PERIOD (000s omitted) ..........    $798,669     $505,342     $120,848





                                                                                       CLASS D
                                                      --------------------------------------------------------------------------
                                                       SIX MONTHS                                                        5/3/93*
                                                          ENDED                 YEAR ENDED DECEMBER 31,                   TO
                                                                    ------------------------------------------------------------
                                                         6/30/98o     1997o        1996o        1995o        1994o     12/31/93
                                                      ------------  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $21.91       $22.61       $21.35       $16.31       $13.32      $12.24
                                                       -------      -------      -------      -------      -------     -------
Net investment loss                                      (0.21)       (0.50)       (0.40)       (0.50)       (0.33)      (0.05)
Net realized and unrealized investment gain .......       2.45         5.74         2.72         7.45         4.78        4.23
                                                       -------      -------      -------      -------      -------     -------
INCREASE FROM INVESTMENT OPERATIONS ...............       2.24         5.24         2.32         6.95         4.45        4.18
Distributions from net gain realized ..............         --        (5.94)       (1.06)       (1.91)       (1.46)      (3.10)
                                                       -------      -------      -------      -------      -------     -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ........       2.24        (0.70)        1.26         5.04         2.99        1.08
                                                       -------      -------      -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD ....................     $24.15       $21.91       $22.61       $21.35       $16.31      $13.32
                                                       =======      =======      =======      =======      =======     =======
TOTAL RETURN BASED ON NET ASSET VALUE: ............      10.22%       21.86%       11.07%       42.37%       33.94%      34.89%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       2.18%        2.28%        2.43%        2.37%        2.50%       2.56%
Net investment loss to average net assets .........      (1.80)%+     (1.96)%      (1.91)%      (2.07)%      (2.20)%     (2.33)%+
Portfolio turnover ................................      59.16%      164.57%      121.32%       65.77%      104.08%     137.10%+++
NET ASSETS, END OF PERIOD (000s omitted) ..........  $1,091,543     $945,368     $737,979     $609,332      $96,100      $7,833


  * Commencement of offering of shares.
  o Per share amounts for the six months ended June 30, 1998, and the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.


REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998


ADDITIONAL INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, BAPTIST MEDICAL CENTER

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm


JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W. Seligman &Co.
   Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

PAUL H. WICK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION
   ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE
            PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                   [GRAPHIC]
                              J & W SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                                100 PARK AVENUE,
                               NEW YORK, NY 10017

EQCI3  6/98

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